June 14, 1996



UDC Homes, Inc.
4812 South Mill Avenue
Tempe, Arizona  85282



         Re:      Modification of Financial Covenants



Ladies and Gentlemen:

         On November 6, 1995, Bank of America Illinois, an Illinois banking corporation ("BAI"), Bank of America National Trust & Savings Association ("NT&SA") (BAI and NT&SA are collectively referred to as "Bank") and UDC Homes, Inc., a Delaware corporation ("Borrower") entered into that certain Master Term Loan Agreement (the "Loan Agreement") which, among other things, provided for a loan (the "Loan") in the maximum principal amount of Twelve Million Two Hundred Thousand and No/100 Dollars ($12,200,000.00) from Bank to Borrower.

         All of the documents executed in connection with the Loan, including, without limitation those documents more specifically detailed on Exhibit "A" attached hereto, as any or all of them may have been amended or modified, shall hereinafter be collectively referred to as the "Existing Loan Documents", which together with this letter agreement (this "Agreement"), and all of the documents executed in connection herewith, are herein collectively referred to as the "Loan Documents". All capitalized terms not defined herein shall have the same meanings as set forth in the Loan Agreement.

         The Borrower has breached certain financial covenants contained within the Loan Agreement (the "Identified Defaults"), as more specifically described in Exhibit "A" attached hereto. Since the dates of the Identified Defaults the Bank has been forbearing on a day to day basis. Now Borrower has requested that Bank waive the covenant breaches in connection with the Identified Defaults, and the Bank, although under no obligation to do so, is willing to do so upon the terms and conditions set forth herein.

         Section 3.16 (c) of the Loan Agreement is hereby amended to read as follows:

         "3.16 (c)    Minimum Consolidated Adjusted Tangible Net Worth of UDC
                      -------------------------------------------------------

         UDC shall have at the Closing date and at the end of the following calendar quarters a minimum Consolidated Adjusted Tangible Net Worth as follows:

                                         Consolidated Adjusted
                         Date              Tangible Net Worth
                         ----              ------------------

                        3/31/96               $108,000,000
                        6/30/96               $107,000,000
                        9/30/96               $110,000,000
                       12/31/96               $110,000,000
                        3/31/97               $111,000,000
                        6/30/97               $113,500,000
                        9/30/97               $122,500,000
                       12/31/97               $130,000,000
                        3/31/98               $130,000,000
                        6/30/98               $130,000,000
                        9/30/98               $130,000,000


For purposes of the Agreement, "Consolidated Adjusted Tangible Net Worth" shall mean the gross book value of all assets appearing on the balance sheets of UDC, and each subsidiary of UDC determined on a consolidated basis in accordance with generally accepted accounting practices ("GAAP"), consistently applied (and excluding all goodwill except goodwill permitted to be recorded under GAAP on the purchase by DMB of the capital stock of UDC less any subsequent amortization of goodwill properly recorded under GAAP), trademarks, tradenames, patents, organization expense, treasury stock, unamortized debt discount expense, deferred research and development costs, deferred marketing expenses and other like intangibles and monies due from affiliates (excluding investments in or receivables from affiliated land banks), officers, directors or shareholders of UDC, less Consolidated Liabilities (other than debt subordinated to Bank in a manner acceptable to Bank in its sole and absolute discretion). For purposes of calculating Consolidated Adjusted Tangible Net Worth, both the $35,000,000 principal amount, and the deferred interest of the C Subordinated Notes, and the $10,000,000 principal amount and the deferred interest of the D Subordinated Notes shall be considered equity. "Consolidated Liabilities" shall mean all indebtedness of UDC and/or any subsidiary of UDC determined on a consolidated basis in accordance with GAAP including accrued and deferred income taxes, and any reserves against assets, but excluding debt subordinated to Bank in a manner acceptable to Bank in its sole and absolute discretion."

         Section 3.16 (e) of the Loan Agreement is hereby amended to read as follows:

         "3.16 (e)    EBITDA Interest Coverage Ratio of UDC
                      -------------------------------------

         UDC shall have, on a consolidated, rolling four-quarter basis, an EBITDA Interest Coverage Ratio at the end of the following calendar quarters, as follows:

                                       Date                Ratio
                                       ----                -----

                                      9/30/96             1.08:1
                                     12/31/96             1.12:1
                                      3/31/97             1.25:1
                                      6/30/97             1.25:1
                                      9/30/97             1.50:1
                      12/31/97 and thereafter             2.00:1


For purposes of this Agreement, "EBITDA Interest Coverage Ratio" shall mean the ratio of EBITDA to the actual interest paid on all indebtedness. For purposes of this Agreement, "EBITDA" shall mean earnings (net income) before interest, taxes, depreciation and amortization, and the term "actual interest paid" means interest incurred minus interest deferred on the C Subordinated Notes and the D Subordinated Notes. A "rolling four-quarter EBITDA Interest Coverage Ratio" shall mean the sum of EBITDA for such four quarters divided by the sum of actual interest paid for such four quarters."

         Section 3.16 (f) of the Loan Agreement is hereby amended to read as follows:

         "3.16 (f) All financial covenants assume, and UDC covenants that (a) the C Subordinated Notes described in the Plan (the "C Subordinated Notes") are fully subordinated to the BofA Loans, (b) the D Subordinated Notes are fully subordinated to the BofA Loans, (c) the A & B Senior Notes described in the Plan (the "A & B Senior Notes") acknowledge the validity and priority of all BofA Loans, (d) no principal payments on either the C Subordinated Notes or the D Subordinated Notes will be made for the earlier of five (5) years or the complete payoff of the BofA Loans, (e) no interest payments on the C Subordinated Notes or the D Subordinated Notes (other than payment in kind) will be made for at least two (2) years from the Closing Date and thereafter will only be paid if: (i) all BofA Term Loans are paid in full, (ii) there are no defaults under any remaining BofA Loans, and (iii) the EBITDA Interest Coverage Ratio (inclusive of the C Subordinated Notes and D Subordinated Notes interest payments) exceeds 2:1, (f) neither the holders of the C Subordinated Notes nor the holders of the D Subordinated Notes can declare a default or execute any remedies for default against UDC as long as any of the BofA Loans are outstanding and committed, and (g) there will be no voluntary or optional redemption or principal payments on the A & B Senior Notes as long as BAI/NT&SA Loans are outstanding and committed. UDC shall notify Bank in advance if UDC proposes to pay interest or principal on either the C Subordinated Notes or D Subordinated Notes. UDC shall notify Bank in advance if UDC proposes to make any voluntary, optional or mandatory redemption or principal payment on the A & B Senior Notes. UDC also covenants and represents that this Loan is "Existing
Indebtedness" and "Exit Financing" and may become "Refinancing Indebtedness" under the A & B Senior Notes and that all liens securing this Loan are "Permitted Liens" under the A & B Senior Notes. UDC also covenants and represents that this Loan is "Exit Financing" under the C Subordinated Notes. All capitalized terms in this paragraph not defined shall have the meaning set forth in the Plan. In the event any of such assumptions are incorrect, Bank shall have the right, in Bank's sole and absolute discretion, to declare an Event of Default under this Agreement or modify the financial covenants, in Bank's sole and absolute discretion, to adjust such financial covenants to a reasonably comparable financial covenant based upon the correct assumptions, whereupon the failure of Borrower to acknowledge and accept the revised financial covenants shall be an Event of Default hereunder."

         Except as otherwise specifically set forth in this Agreement or in any restated loan document, no other terms, conditions or provisions of the Existing Loan Documents are amended or modified in any manner. All of the other terms, conditions and provisions of the Existing Loan Documents and Borrower's obligations thereunder are hereby acknowledged, reaffirmed and ratified by Borrower and Borrower acknowledges that it has no claims, offsets or defenses with respect thereto.

         Borrower further acknowledges and agrees that Bank has made no commitment nor obligated the Bank to further extend, modify or renew the Loan and that there are no oral or written agreements, representations or understandings between Borrower and Bank to the contrary. This Agreement shall not be construed as a waiver of any of the rights or remedies of Bank nor shall it obligate Bank in any manner except to modify the Loan Documents as specified above.

         In consideration of the modifications granted by the Bank in this Agreement, Borrower and all of its predecessors, successors and assigns
(collectively, the "Releasors"), hereby fully release, remise and forever discharge the Bank, the Bank's predecessors in interest, parent, subsidiaries, and affiliates and all of the Bank's past and present officers, directors, agents, employees, servants, partners, shareholders, attorneys, managers and agents, for, from and against any and all claims, liens, demands, causes of action, controversies, offsets, obligations, losses, damages, expenses, and liabilities of every kind, nature and character whatsoever which the Releasors, or any one or more of them had, or now has, whether known or unknown, actual or potential, liquidated or unliquidated, asserted or unasserted, by reason of any matter, including but not limited to those relating to, arising out of, or resulting from the Loan or any of the Loan Documents.

         This Agreement shall not become effective or operative until a copy has been signed by Borrower and Bank. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any party hereto may execute this Agreement by signing any such counterpart.

         If this Agreement accurately sets forth the understanding of Borrower with respect to this matter, please sign where indicated below, with the signature acknowledged before a notary public, and return the original Agreement to the Bank.

                                     "BANK"

                                           BANK OF AMERICA ILLINOIS, an Illinois
                                           banking corporation


Dated:______________________, 1996         By:_________________________________
                                           Name:_______________________________
                                           Title:______________________________

                                           BANK OF AMERICA NATIONAL TRUST AND
                                             SAVINGS ASSOCIATION


Dated:______________________, 1996         By:_________________________________
                                           Name:_______________________________
                                           Title:______________________________

        The provisions of the foregoing Agreement are acknowledged and agreed to by the undersigned.

                                           "BORROWER"

Dated:______________________, 1996         UDC HOMES, INC., an Arizona
                                                  corporation


                                           By:_________________________________
                                           Name:_______________________________
                                           Its:________________________________

STATE OF ARIZONA   )
                   ) ss.
COUNTY OF MARICOPA )
- - ------------------

        The foregoing instrument was acknowledged before me this ________ day of ___________________, 1996, by ________________________________________, as the
____________________________ of UDC Homes, Inc., a Delaware corporation, on behalf of the corporation.


                                                     ___________________________
                                                     NOTARY PUBLIC

My commission expires:


_______________________________

                                   Exhibit "A"
                            "Existing Loan Documents"


1. Master Term Loan Agreement, dated November 6, 1995, between UDC Homes, Inc. ("Borrower") and Bank of America Illinois ("BAI") and Bank of America National Trust and Savings Association ("NT&SA") (collectively "Bank").

2.(a) Master Restated and Amended Promissory Note (Variable Rate) (UDC), dated November 6, 1995, between Borrower and Bank.

3.(a) Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing (California) (Waterford and N-9), dated November 6, 1995, between Borrower and Bank and Bank of America Arizona ("BAAZ").

4.(a) Unsecured Indemnity Agreement (Waterford and Neighborhood 9), dated November 6, 1995, between Borrower and Bank and BAAZ.

5.(a) Term Loan Agreement, dated November 6, 1995, between Terra California Limited Partnership ("Terra") and UDC and BAI.

6.(a) Restated and Amended Promissory Note (Variable Rate) (Terra), dated November 6, 1995, between Terra, UDC and BAI.

7.(a) Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing (California) (Pinnacle Ridge/Del Lago), dated November 6, 1995, between Terra, UDC and BAI - filed in Contra Costa County, California.

8.(a) Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing (California) (Pinnacle Ridge/Del Lago), dated November 6, 1995, between Terra, UDC and BAI - filed in Santa Clara County, California.

9.(a) Unsecured Indemnity Agreement (Pinnacle Ridge and Del Lago), dated November 6, 1995, between Terra, UDC and BAI..

10.(a) Restated and Amended Security Agreement (Pledge) (UDC Corp. Note), dated November 6, 1995, between UDC and BAI, NT&SA and BAAZ.

11.(a) Endorsement to UDC Corp. Promissory Note, dated November 6, 1995, by UDC Homes, Inc.

12.(a)   Restated  and  Amended  Security  Agreement   (UDC-Terra  Note),  dated
         November 6, 1995, between UDC and BAI, NT&SA and BAAZ.

(a)
(b)
(c)
(d)

                             Exhibit "A" - Continued
                            "Existing Loan Documents"

13.(e) Restatement of, and Replacement for June 30, 1992, Promissory Note, dated November 6, 1995, by Terra California Limited Partnership to UDC.

14.(e) Endorsement of Terra to Promissory Note, dated November 6, 1995, by UDC Homes, Inc.

15.(a)   Deed of Trust with  Assignment  of Rents,  dated  November 6, 1995 (Del
         Lago), between Terra and UDC.

16.(a) Collateral Assignment Deed of Trust (Del Lago), dated November 6, 1995, by UDC Homes, Inc.

17.(a) Deed of Trust with Assignment of Rents, dated November 6, 1995 (Pinnacle Ridge Second), between Terra and UDC.

18.(a) Collateral Assignment Deed of Trust (UDC-Pinnacle Ridge Second), dated November 6, 1995, by UDC Homes, Inc.

19.(a)   California UCC-1 for UDC Homes, Inc.

20.(a)   Arizona UCC-1 for UDC Homes, Inc.

21.(a)   California UCC-1 for Terra California Limited Partnership.

22.(a)   Arizona UCC-1 for Terra California Limited Partnership.

23.(a) Restated and Amended Pledge and Assignment of Partnership Proceeds and Distributions (Westbrook), dated November 6, 1995, between UDC and BAAZ, BAI and NT&SA.

24.(a) Cash Collateral Agreement (UDC), dated November 6, 1995, between UDC and BAAZ, BAI and NT&SA.

                                   Exhibit "B"
                              "Identified Defaults"

1. Violation of the Minimum Daily Liquidity covenant of $10,000,000.00 for the period from February 21, 1996, to March 14, 1996.

2.(a) Violation of the Minimum Consolidated Adjusted Tangible Net Worth covenant of $108,000,000.00 for the period ending December 31, 1995.